Exhibit 10.29

FIRST Amendment to
AMENDED AND RESTATED Loan and security agreement

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this ____ day of _______________, 201___, by and among SILICON VALLEY BANK, a California corporation (“Bank”), RESEARCH SOLUTIONS, INC., a Nevada corporation (“Research Solutions”), and REPRINTS DESK, INC., a Delaware corporation (“Reprints”; together with Research Solutions, individually and collectively, “Borrower”).

Recitals

A.           Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 31, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”).

B.            Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.            Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.            Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.            Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.            Amendments to Loan Agreement.

2.1          Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2 of the Loan Agreement is hereby amended by adding the following clause (k) immediately after clause (j) thereof:

(k)            a prompt written notice of any changes to the beneficial ownership information set out in the Beneficial Ownership Information Disclosure Form. Borrower understands and acknowledges that Bank relies on such true, accurate and up-to-date beneficial ownership information to meet Bank’s regulatory obligations to obtain, verify and record information about the beneficial owners of its legal entity customers.

2.2          Section 6.8 (Accounts). Section 6.8(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(a)            Borrower and any Subsidiary of Borrower shall maintain account balances in any of its accounts at or through Bank representing at least eighty-five percent (85%) of all deposit account balances of Borrower and such Subsidiary at any financial institution. Borrower and any Subsidiary of Borrower shall obtain any business credit card and cash management services exclusively from Bank.

2.3          Section 13 (Definitions).

(a)            The following defined term and its definition set forth in Section 13.1 of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with the following:

“Revolving Line Maturity Date” is February 14, 2020.

(b)           The following defined term is hereby added to Section 13.1 of the Loan Agreement in alphabetical order:

“Beneficial Ownership Information Disclosure Form” means the form attached hereto as Exhibit D.

2.4          Beneficial Ownership Information Disclosure Form. The Loan Agreement is hereby amended by adding the Beneficial Ownership Information Disclosure Form attached hereto as Exhibit D to the Loan Agreement. From and after the date hereof, all references in the Loan Agreement to the Beneficial Ownership Information Disclosure Form shall be deemed to refer to the Beneficial Ownership Information Disclosure Form attached hereto as Exhibit D.

3.            Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3          In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.            Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1          Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.            Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.            Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.            Effectiveness. This Amendment shall be deemed effective as of December 31, 2019 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of the Beneficial Ownership Information Disclosure Form, and (c)  payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By:
Name:
Title:

BORROWER

RESEARCH SOLUTIONS, INC.

By:
Name:
Title:

REPRINTS DESK, INC.

By:
Name:
Title:

[Signature Page to First Amendment to Amended and Restated Loan and Security Agreement]

Exhibit D

BENEFICIAL OWNERSHIP INFORMATION DISCLOSURE FORM

Company: RESEARCH SOLUTIONS, INC.

1.            Is the Company any of the following:

(i)	a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(ii)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;

(iii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or

(iv)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes            ☒          No         ☐

If yes, skip to signature. If no, continue to 2:

2.            Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes            ☐           No         ☐

If yes, skip to 4 below. If no, continue to 3:

3.            Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes            ☐           No         ☐

If yes, complete the following information. If no, continue to 4 below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

4.            Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions. If appropriate, an individual listed in Section 1 above may also be listed here.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in this Beneficial Ownership Information Disclosure Form is true, complete and correct.

Date: _______________, 201__

By:

Name:

Title:

Email:

Phone:

BENEFICIAL OWNERSHIP INFORMATION DISCLOSURE FORM

Company: REPRINTS DESK, INC.

1.            Is the Company any of the following:

(i)	a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(ii)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;

(iii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or

(iv)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes            ☒           No         ☐

If yes, skip to signature. If no, continue to 2:

2.            Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes          ☐           No         ☐

If yes, skip to 4 below. If no, continue to 3:

3.            Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes          ☐           No         ☐

If yes, complete the following information. If no, continue to 4 below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

4.            Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions. If appropriate, an individual listed in Section 1 above may also be listed here.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in this Beneficial Ownership Information Disclosure Form is true, complete and correct.

Date: _______________, 201__

By:

Name:

Title:

Email:

Phone: